                                                                   EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT (this "AGREEMENT") is made and entered into as of the 1st day of September, 2000 (the "EFFECTIVE DATE"), by and between LTC HEALTHCARE, INC., a Nevada corporation ("SELLER") and LTC PROPERTIES, INC., a Maryland corporation ("BUYER").

         WHEREAS, Seller owns 1,000 shares (the "CORONADO SHARES") of common stock, par value $.01 per share (the "CORONADO COMMON STOCK"), of Coronado Corporation, a Delaware corporation ("CORONADO CORPORATION"), represented by Stock Certificate No. 2 and constituting one hundred percent (100%) of the outstanding shares of capital stock issued by Coronado Corporation.

         WHEREAS, Seller owns 1,000 shares (the "PARK VILLA SHARES") of common stock, par value $.01 per share (the "PARK VILLA COMMON STOCK"), of Park Villa Corporation, a Delaware corporation ("PARK VILLA CORPORATION"), represented by Stock Certificate No. 2 and constituting one hundred percent (100%) of the outstanding shares of capital stock issued by Coronado Corporation.

         WHEREAS, Seller desires to sell, transfer and convey the Coronado Shares and the Park Villa Shares (collectively, the "SHARES") to Buyer and Buyer desires to acquire and purchase the Shares from Seller on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and representations hereinafter contained, and subject to the conditions hereinafter set forth, it is agreed as follows:

         1. SALE AND TRANSFER OF SHARES. Subject to the terms and conditions set forth in this Agreement, Seller hereby transfers and conveys the Shares to Buyer, and Buyer hereby acquires the Shares from Seller for total consideration of Nineteen Million Two Hundred Thousand and 00/100 Dollars ($19,200,000.00), subject to existing indebtedness in the amount of Thirteen Million Seven Hundred Fourteen Thousand Nine Hundred Fifty Four and 00/100 Dollars, for a net amount of Five Million Four Hundred Eighty Five Thousand Forty Six and 00/100 Dollars (the "PURCHASE PRICE"). The Purchase Price is calculated in accordance with
SCHEDULE 1 attached hereto.

         2. RELEASE OF INTEREST. Seller hereby releases and relinquishes any and all right, title and interest which Seller now has or may ever have had in the Shares.

         3. REPRESENTATIONS OF SELLER. Seller represents and warrants that:

                  (a) Seller is the owner, beneficially and of record, of all of the Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions, other than the restrictions set forth on the Shares;

                  (b) the Shares are validly issued in the name of Seller, and are fully paid and non-assessable;

                  (c) Seller has full power and authority to transfer the Shares to Buyer; and

                  (d) this Agreement, when executed and delivered by Seller, will constitute a valid and legally binding obligation of Seller, enforceable in accordance with its terms.

         4. REPRESENTATIONS OF BUYER. Buyer represents and warrants that:

                  (a) Buyer is experienced in evaluating companies such as the Park Villa Corporation and Coronado Corporation and has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of his prospective investment in both the Park Villa Corporation and Coronado Corporation, and has the ability to bear the economic risks of the investment;

                  (b) Buyer understands that the Shares have not been registered under the Securities Act of 1933 (the "ACT") and must be held indefinitely unless the Shares are registered under the Act or an exemption from registration is available, including the possible exemption available pursuant to Rule 144;

                  (c) Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares;

                  (d) Buyer is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution of the Shares within the meaning of the Act; and

                  (e) This Agreement, when executed and delivered by Buyer, will constitute a valid and legally binding obligation of Buyer, enforceable in accordance with its terms.

         5. OTHER DOCUMENTS. The transactions contemplated hereby shall be consummated upon the simultaneous delivery:

                  (a) By Seller to the designated attorney-in-fact for the Park
                      Villa Corporation of Stock Certificate No. 2 for cancellation;

                  (b) By Seller to the designated attorney-in-fact for the
                      Coronado Corporation of Stock Certificate No. 3 for cancellation;

                  (c) By the Park Villa Corporation to Buyer of a Stock
                      Certificate No. 3 in the amount of 1,000 shares of Park Villa Corporation Common Stock (which deliveries Seller shall cause to be made);

                  (d) By the Coronado Corporation to Buyer of a Stock
                      Certificate No. 3 in the amount of 1,000 shares of Coronado Corporation Common Stock (which deliveries Seller shall cause to be made);

                  (e) By Seller to Buyer of a stock power in the form attached hereto as EXHIBIT "A" (one each for each of the corporations); and

                  (f) By Buyer to Seller the Purchase Price.

         6. INDEMNIFICATION.

                  (a) Seller shall indemnify, save and hold harmless Buyer from and against any and all costs, losses, taxes, liabilities, obligations, damages, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of third-party claims) (collectively, "DAMAGES") incurred in connection with, arising out of, resulting from or incident to any breach of any representation, warranty, covenant or agreement made in or pursuant to this Agreement.

                  (b) Buyer shall indemnify, save and hold harmless Seller from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to any breach of any representation, warranty, covenant or agreement made in or pursuant to this Agreement.

                  (c) All of the representations and warranties of the parties contained in this Agreement shall survive the date if execution hereof and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

         7. MISCELLANEOUS.

                  (a) GOVERNING LAW. The laws of the State of Nevada applicable to contracts made in that State, without giving effect to its conflict of law rules, shall govern the validity, construction, performance and effect of this Agreement.

                  (b) CONSENT TO JURISDICTION. Each party hereto consents to the jurisdiction of the courts of the State of Nevada in the event any action is brought for declaratory relief or enforcement of any of the terms and provisions of this Agreement.

                  (c) ATTORNEYS' FEES. Unless otherwise specifically provided for herein, each party hereto shall bear its own attorneys' fees incurred in the negotiation and preparation of this Agreement and any related documents. In the event that any action or proceeding is instituted to interpret or enforce the terms and provisions of this

Agreement, however, the prevailing party shall be entitled to its costs and attorneys' fees, in addition to any other relief it may obtain or be entitled to.

                  (d) INTERPRETATION. In the interpretation of this Agreement, the singular may be read as the plural, and VICE VERSA, the neuter gender as the masculine or feminine, and VICE VERSA, and the future tense as the past or present, and VICE VERSA, all interchangeably as the context may require in order to fully effectuate the intent of the parties and the transactions contemplated herein. Syntax shall yield to the substance of the terms and provisions hereof. Paragraph headings are for convenience of reference only and shall not be used in the interpretation of the Agreement. Unless the context specifically states to the contrary, all examples itemized or listed herein are for illustrative purposes only, and the doctrine of INCLUSIO UNIUS EXCLUSIO ALTERIUS shall not be applied in interpreting this Agreement.

                  (e) ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties, and supersedes all previous agreements, negotiations, memoranda, and understandings, whether written or oral. In the event of any conflict between any exhibits or schedules attached hereto, this Agreement shall control.

                  (f) MODIFICATIONS. This Agreement shall not be modified, amended or changed in any manner unless in writing executed by the parties hereto.

                  (g) WAIVERS. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, and no waiver shall be binding unless evidenced by an instrument in writing and executed by the party making the waiver.

                  (h) INVALIDITY. If any term, provision, covenant or condition of this Agreement, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, that provision shall be deemed severable and all provisions, covenants, and conditions of this Agreement, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                  (i) BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the heirs, personal representatives, successors and permitted assigns of the parties hereto.

                  (j) COUNTERPARTS. This Agreement may be executed in multiple counterparts, which together shall constitute one and the same document.

                  (k) NEGOTIATED AGREEMENT. This is a negotiated Agreement. All parties have participated in its preparation. In the event of any dispute regarding its interpretation, it shall not be construed for or against any party based upon the grounds that the Agreement was prepared by any one of the parties.

                  (l) ARBITRATION. Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration in the State of Nevada in accordance with the Rules of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction thereof pursuant to the provisions of Chapter 38 of Nevada Revised Statutes.

                  (m) TIME OF ESSENCE: Time is of the essence of this Agreement and all of its provisions.


         IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year above written.

     "SELLER"                                    "BUYER"

     LTC HEALTHCARE, INC.,                       LTC PROPERTIES, INC.,
     a Nevada corporation                        a Delaware corporation


     By:  /s/ James J. Pieczynski                By:  /s/ Wendy L. Simpson
     Name:  James J. Pieczynski                  Name:  Wendy L. Simpson
     Its:  Chief Strategic Planning Officer      Its:  Vice Chairman & CFO

     Date signed: September 6, 2000              Date signed: September 6, 2000

                                              SCHEDULE 1

                                      CALCULATION OF PURCHASE PRICE

--------------------------------------------------------- -----------------------------------------------------

                  CORONADO CORPORATION                                   PARK VILLA CORPORATION


Purchase Price:               $10,000,000.00              Purchase Price:               $9,200,000.00
Existing Debt:                 (7,421,864.16)             Existing Debt:                (6,274,591.37)
Estimated Cash:                    29,598.37              Estimated Cash:                   32,158.31
Estimated Escrow Deposits:       (113,536.57)             Accrued Interest:                (48,366.64)
Accrued Interest:                 (57,210.20)                                           -------------
                              --------------
                                                          NET PROCEEDS:                 $2,909,200.30
NET PROCEEDS:                 $2,436,987.44
--------------------------------------------------------- -----------------------------------------------------

                                   EXHIBIT "A"


                                   STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby assigns and transfers unto LTC Properties, Inc., a Maryland corporation, all of its right, title and interest in and to One Thousand (1,000) shares of common stock, par value $.01 per share (the "SHARES"), in _______________________________, a Delaware
corporation (the "CORPORATION"), and do hereby irrevocably constitute and appoint any individual designated by the President of the Corporation as its attorney to transfer the Shares on the books of the Corporation, with full power of substitution in the premises.

         DATED as of the 31st day of August, 2000.

                                      LTC HEALTHCARE, INC.,
                                      a Nevada corporation

                                      By:   _________________________
                                      Name: _________________________
                                      Its:  _________________________